UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 10, 2022

AmerisourceBergen Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6671

Delaware	23-3079390
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 West First Avenue Conshohocken PA	19428-1800
(Address of principal executive offices)	(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of AmerisourceBergen Corporation (the “Company”), shareholders approved the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan (the “Equity Plan”). The Equity Plan is a long-term incentive plan, pursuant to which awards may be granted to employees (including executive officers), consultants, independent contractors, and non-employee directors of the Company and its subsidiaries, including stock options, stock appreciation rights, stock awards, restricted stock units, dividend equivalents, and other awards. The Equity Plan was adopted principally to serve as a successor plan to the AmerisourceBergen Corporation Omnibus Incentive Plan (the “Prior Plan”) and to increase the number of shares of Company common stock reserved for equity-based awards by 22,750,000 shares (in addition to the share reserve amount that remained available under the Prior Plan immediately prior to the adoption of the Equity Plan and any shares of Company common stock subject to outstanding equity-based awards under the Prior Plan that expire, are forfeited, or are otherwise terminated without having been exercised, vested, or settled in full). No awards may be granted under the Equity Plan after March 9, 2032. It is not possible to determine specific amounts and types of awards that may be granted to eligible participants under the Equity Plan subsequent to the 2022 Annual Meeting because the grant and payment of such awards is subject to the discretion of the Compensation and Succession Planning Committee of the Company’s Board of Directors.

The foregoing description of the terms and conditions of the Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	AmerisourceBergen Corporation 2022 Omnibus Incentive Plan
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	April 1, 2022	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer